Exhibit 99.1

Portman Ridge Finance Corporation Announces Distribution of $0.06 per Share

October 16, 2020

NEW YORK—(BUSINESS WIRE)—Oct. 16, 2020—Portman Ridge Finance Corporation (Nasdaq: PTMN) (the “Company” or “Portman Ridge”), a business development company, today announced that its Board of Directors approved a cash distribution of $0.06 per share of common stock for the fiscal quarter ended September 30, 2020, payable on November 27, 2020, to all shareholders of record at the close of business on October 26, 2020. This otherwise regularly scheduled distribution is being declared early for the third quarter of fiscal 2020 in anticipation of the closing of the previously announced merger with Garrison Capital Inc. Portman Ridge expects that it will resume its regular schedule of quarterly distributions in February 2021.

Portman Ridge maintains a Dividend Reinvestment Plan (“DRIP”) that provides for reinvestment of distributions on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. Accordingly, if Portman Ridge declares a cash distribution, stockholders who have not “opted out” of the DRIP will have their cash distributions automatically reinvested in additional shares of Portman Ridge common stock, rather than receiving cash. Please contact your broker or other financial intermediary for more information regarding the DRIP. Distributions may include net investment income, capital gains and/or return of capital. The tax status of distributions will be determined at the end of the taxable year.

About Portman Ridge Finance Corporation

Portman Ridge Finance Corporation (Nasdaq: PTMN) is a publicly traded, externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Portman Ridge Finance Corporation’s middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. The Company’s investment activities are managed by its investment adviser, Sierra Crest Investment Management LLC, an affiliate of BC Partners Advisors, LP.

Portman Ridge Finance Corporation’s filings with the Securities and Exchange Commission (the “SEC”), earnings releases, press releases and other financial, operational and governance information are available on the Company’s website at www.portmanridge.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this press release, as well as in future oral and written statements by management of Portman Ridge Finance Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.

Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments and the future liquidity of the Company. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “outlook”, “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.

Important assumptions include our ability to originate new investments, and achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation that such plans, estimates, expectations or objectives will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) uncertainty of the expected financial performance of the Company; (2) expected synergies and savings associated with the proposed transaction in which Garrison Capital Inc. will merge into and with the Company; (3) the ability of the Company and/or BC Partners to implement its business strategy; (4) evolving legal, regulatory and tax regimes; (5) changes in general economic and/or industry specific conditions; (6) the impact of increased competition; (7) business prospects and the prospects of the Company’s portfolio companies; (8) contractual arrangements with third parties; (9) any future financings by the Company; (10) the ability of the Advisor to attract and retain highly talented professionals; (11) the Company ability to fund any unfunded commitments; (12) any future distributions by the Company; (13) changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which we invest; and (14) other changes in the conditions of the industries in which we invest and other factors enumerated in our filings with the SEC. The forward-looking statements should be read in conjunction with the risks and uncertainties discussed in the Company’s filings with the SEC, including the Company’s most recent Form 10-K and other SEC filings. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC.

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Portman Ridge Finance Corporation

650 Madison Avenue, 23rd floor

New York, NY 10022

info@portmanridge.com

Ted Gilpin

Ted.Gilpin@bcpartners.com

(212) 891-5007

Jeehae Linford

The Equity Group Inc.

jlinford@equityny.com

(212) 836-9615

Source: Portman Ridge Finance Corporation